Exhibit 10.8

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into August 24, 2016, to be effective as of the Second Amendment Effective Date, by and among REAL ALLOY RECYCLING, INC., a Delaware corporation, formerly known as Aleris Recycling, Inc., a Delaware corporation (“Real Alloy”), in its capacities as the Borrower Representative and as a Borrower, each of the other Borrowers and Credit Parties signatory to the Revolving Credit Agreement described below, WELLS FARGO BANK, NATIONAL ASSOCIATION, for itself as a Lender, and as agent for the Lenders from time to time party to the Revolving Credit Agreement described below (in such capacity, “Agent”), and the other Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Credit Parties, Agent and the Lenders from time to time party thereto are parties to that certain Revolving Credit Agreement, dated as of February 27, 2015, as  amended by that certain First Amendment to Revolving Credit Agreement dated as of May 21, 2015 (collectively, as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement) pursuant to which the Lenders committed to make certain loans to the Borrowers upon the terms and conditions set forth therein;

WHEREAS, Agent and the Lenders have been made aware that Real Alloy Holding, Inc., a Delaware corporation, entered into that certain Standard Office Lease with Bushwood, Ltd., dated as of November 10, 2015; and

WHEREAS, the Credit Parties have requested that Agent and the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties, Agent and the Lenders party hereto do hereby agree as follows:

1.[Reserved].

2.Ratification and Incorporation of Credit Agreement and Other Loan Documents; Acknowledgments.  Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its respective obligations under, the Credit Agreement and the other Loan Documents to which it is a party, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.  Each Credit Party represents that as of the date of execution of this Amendment it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of the Obligations.

3.Amendments. Subject to the terms and conditions of this Amendment, including, without limitation, those set forth in Section 5 hereof, the Credit Agreement shall be amended as follows:

(a)Section 3.27 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 3.27:

No Holding Company has engaged in any business activities and does not own any Property other than (i) ownership of the Stock and Stock Equivalents of its direct Subsidiaries, (ii) activities and contractual rights incidental to maintenance of its corporate existence, (iii) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, including the Credit Parties, (iv) performance of its obligations under the Loan Documents and Related Agreements to which it is a party, (v) performance by Real Alloy Acquisition of its obligations under the Specified Holdco Lease, (vi) the taking of any other action expressly permitted by Article V and (vii) activities incidental to the activities described in clauses (i) through (vi) of this Section 3.27.

(b)Section 5.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substitution in lieu thereof the following new Section 5.12:

No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, engage in any line of business different from those lines of business carried on by it on the Closing Date and any business reasonably complementary or ancillary thereto.  No Holding Company shall engage in any business activities or own any Property other than (i) ownership of the Stock and Stock Equivalents of its direct Subsidiaries, (ii) activities and contractual rights incidental to maintenance of its corporate existence, (iii) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, including the Credit Parties, (iv) performance of its obligations under the Loan Documents and Related Agreements to which it is a party, (v) performance by Real Alloy Acquisition of its obligations under the Specified Holdco Lease, (vi) the taking of any other action expressly permitted by this Article V and (vii) activities incidental to the activities described in clauses (i) through (vi) of this Section 5.12.

(c)Section 11.1 of the Credit Agreement is hereby amended by deleting the defined terms “Applicable Unused Line Fee Rate”, “Dominion Period” and “Trigger Event” and the following new defined terms “Applicable Unused Line Fee Rate”, “Dominion Period” and “Trigger Event” shall be substituted in lieu thereof to read as follows:

“Applicable Unused Line Fee Rate” means:

(a)for the period commencing on the Closing Date through and including June 30, 2015, a rate per annum equal to three-eighths of one percent (0.375%);

(b)for the period commencing on July 1, 2015 through and including July 31, 2016, a rate per annum determined as set forth below based upon Average Daily Usage Percentage as of the last day of the applicable calculation period:

Average Daily Usage Percentage	Applicable Unused Line Fee Rate
Greater than or equal to 50%	0.25%
Less than 50%	0.375%

and

(c)for the period commencing on August 1, 2016 and continuing thereafter, a rate equal to one-quarter of one percent (0.25%).

“Dominion Period” means any period (a) commencing on the date on which (i) an Event of Default has occurred and is continuing or (ii) Availability as of any date is less than the greater of $12,500,000 and 12.5% of the Aggregate Borrowing Base and (b) ending on (i) in the case of a Dominion Period beginning under clause (a)(i), the date on which such Event of Default shall have ceased to continue or (ii) in the case of a Dominion Period beginning under clause (a)(ii), the first date on which Availability shall have been at least equal to the greater of $12,500,000 and 12.5% of the Aggregate Borrowing Base for a period of 60 consecutive calendar days.

“Trigger Event” means any time that Availability is less than the greater of $12,500,000 and 12.5% of the Aggregate Borrowing Base at such time (each such date, a “Trigger Date”).  Upon the occurrence of a Trigger Event, such Trigger Event shall be deemed to be continuing until the date that is the first date on which at all times during the preceding 60 consecutive days, Availability is greater than the greater of $12,500,000 and 12.5% of the Aggregate Borrowing Base at such time (each such period, a “Trigger Period”).

(d)Section 11.1 of the Credit Agreement is hereby amended by adding the following new definitions of “Aggregate Borrowing Base” and “Specified Holdco Lease” to appear in appropriate alphabetical order:

“Aggregate Borrowing Base” means the sum of the U.S. Borrowing Base and Canadian Borrowing Base.

“Specified Holdco Lease” means that certain Standard Office Lease between Real Alloy Acquisition and Bushwood, Ltd., dated as of November 10, 2015, as amended, restated, supplemented or otherwise modified from time to time.

4.Notice of Establishment of Reserves.  In accordance with Section 1.14 of the Credit Agreement, Agent hereby notifies the Borrower Representative of the establishment of Reserves in respect of rent obligations owed pursuant to the Specified Holdco Lease in the amount of $62,000 (the “Specified Rent Reserves”), which may be modified or adjusted from time to time by Agent in accordance with the Credit Agreement.  Each Credit Party hereby waives any advance notice required to be delivered by Agent to any Credit Party in respect of the establishment of the Specified Rent Reserves, including such notice requirement set forth in Section 1.14 of the Credit Agreement.

5.Effective Date.  The effectiveness of this Amendment is subject to receipt by Agent of a copy this Amendment duly executed by each Credit Party, Agent and the Required Lenders, it being understood by the parties hereto that this Amendment shall be effective retroactively as of November 10, 2015 (such date, the “Second Amendment Effective Date”).

6.Representations and Warranties. The Borrowers and each other Credit Party hereby represent and warrant to Agent and the Lenders as follows:

(a)Representations and Warranties.(i) Each of the representations and warranties contained in the Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date of execution of this Amendment, except for any representation and warranty that relates by its terms only to an earlier date (in which case, it shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such earlier date) and (ii) and after giving effect to this Amendment, no Default or Event of Default shall exist or arise therefrom.

(b)Binding Effect of Documents.  This Amendment and the other Loan Documents have been duly executed and delivered to Agent and the Lenders by the Borrowers and each of the other Credit Parties and are in full force and effect, as modified hereby.

(c)No Conflict, Etc.  The execution, delivery and performance of this Amendment by the Borrowers and each of the other Credit Parties will not violate any law, rule, regulation or order or contractual obligation or organizational document of the Borrowers or any other Credit Party and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

(d)Authority.  Each of the Borrowers and the other Credit Parties has the corporate or limited liability company, as applicable, power and authority to (i) enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

7.Provisions of General Application.

(a)Effect of this Amendment.  Nothing in this Amendment is intended (or shall be construed) to constitute the consent of Agent or any Lender to any other transaction or the waiver by Agent or any Lender of any Default or Event of Default.  Except as set forth in Section 3 of this Amendment, no other changes or modifications to the Credit Agreement or any other Loan Document are intended or implied by this Amendment and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date of execution of this Amendment.  To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall govern and control.  The Credit Agreement and this Amendment shall be read and construed as one agreement.

(b)Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(c)Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

(d)Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

(e)Captions. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

(f)Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(g)Counterparts.  This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(h)Entire Agreement.  This Amendment is a Loan Document and the Credit Agreement as modified by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

8.Waiver, Release and Disclaimer.  IN CONSIDERATION OF THE LENDERS’ AND AGENT’S AGREEMENTS CONTAINED IN THIS AMENDMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE LENDERS AND AGENT AND THEIR AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, CONSULTANTS AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ANY AND ALL CLAIMS, SUITS, ACTIONS, INVESTIGATIONS, PROCEEDINGS OR DEMANDS, WHETHER BASED IN CONTRACT, TORT, IMPLIED OR EXPRESS WARRANTY, STRICT LIABILITY, CRIMINAL OR CIVIL STATUTE OR COMMON LAW OF ANY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH SUCH CREDIT PARTY EVER HAD OR NOW HAS AGAINST AGENT, ANY LENDER OR ANY OTHER RELEASED PERSON WHICH RELATES, DIRECTLY OR INDIRECTLY, TO ANY ACTS OR OMISSIONS OF AGENT, ANY LENDER OR ANY OTHER RELEASED PERSON RELATING TO THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT ON OR PRIOR TO THE DATE OF EXECUTION OF THIS AMENDMENT.

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signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Revolving Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

REAL ALLOY RECYCLING, INC.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

REAL ALLOY BENS RUN, LLC

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

REAL ALLOY SPECIALTY PRODUCTS, INC.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

REAL ALLOY SPECIFICATION, INC.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

ETS SCHAEFER, LLC

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

REAL ALLOY CANADA LTD.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

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CREDIT PARTIES:

REAL ALLOY INTERMEDIATE HOLDING, LLC

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

REAL ALLOY HOLDING, INC.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

RA MEXICO HOLDING, LLC

By: /s/ Michael J. Hobey

Name: Michael J. Hobey

Title: Vice President

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

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AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender By: /s/ Matthew Howe Name: Matthew Howe
Title: Vice President

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

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LENDER:	WINTRUST BANK
By: /s/ Michael Bragg Name: Michael Bragg Title: Vice President

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

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